                                                                    EXHIBIT 99.1

[GRAPHIC]

              [iSTAR FINANCIAL CREATIVE CAPITAL SOLUTIONS(SM) LOGO]

                       $150,000,000 SENIOR NOTES DUE 2008

                              Investor Presentation

                                   March 2003

[GRAPHIC]

DISCLAIMER                                                [iSTAR FINANCIAL LOGO]

The information in this investor presentation is not complete, may change without notice, is not intended to substitute for your review of the prospectus supplement and the accompanying prospectus and is qualified in its entirety and is subject to the prospectus supplement and the accompanying prospectus.

Statements in this presentation which are not historical fact may be deemed forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Although iStar Financial Inc. (the "Company") believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from the Company's expectations include completion of pending investments, continued ability to originate new investments, the availability and cost of capital for future investments, competition within the finance and real estate industries, economic conditions, and other risks detailed from time to time in the Company's SEC reports. In addition, you should read the prospectus supplement and accompanying prospectus for the offering and particularly the information contained under the heading "Risk Factors," which contains important information about the Company and the offering.

We use the term "adjusted earnings" in this presentation. A definition of adjusted earnings and a detailed reconciliation of adjusted earnings to GAAP net income appears at the end of this document.

                                        2
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[GRAPHIC]

THE OFFERING                                              [iSTAR FINANCIAL LOGO]

- ISSUER                 iStar Financial Inc. (NYSE: SFI)

- ISSUE                  $150,000,000 Senior Unsecured Notes (Public Filing)

- MATURITY               March 2008 / Non-callable

- RATINGS                Moody's:    Ba1 (positive)
                         S&P:        BB+ (positive)
                         Fitch:      BBB-

- USE OF PROCEEDS        Repay existing indebtedness and general corporate
                         purposes

- FINANCIAL COVENANTS    Identical to existing senior notes due August 2008
                         1. Fixed Charge Coverage
                         2. Total Indebtedness to Net Worth
                         3. Senior Recourse Indebtedness to Net Worth Plus
                            Subordinated Debt
                         4. Unencumbered Assets to Unsecured Debt
                            (maintenance)

- MAKE WHOLE             T + 50 bps

                                        3
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[GRAPHIC]

OUR MARKET FOCUS                                          [iSTAR FINANCIAL LOGO]

   Leading provider of structured financing for transactions where corporate credit, real estate and capital markets intersect.

[CHART]

                                        4
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[GRAPHIC]

OUR FRANCHISE                                             [iSTAR FINANCIAL LOGO]

  Unique business platform serving as "private banker" to high-end private and corporate owners of real estate who require highly structured financing.

[CHART]

Sources: Rosen Consulting Group / Lend Lease Real Estate Investments / Morgan Stanley.

Efficient Market - Commodity Products   Inefficient Market - Structured Products

                                        5
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[GRAPHIC]

WHAT WE DO                                                [iSTAR FINANCIAL LOGO]

   LOANS
$3.1 BILLION

- 66% 1ST MORTGAGES
   - 0% - 66% LTV

- 34% CORPORATE LOANS /
  2ND MORTGAGES /
  PARTNERSHIP LOANS
   - 58% - 73% LTV

- DSCR: 2.2x
- 85 LOANS / 514 PROPERTIES

[CHART]

                          $5.6 BILLION LOAN/CTL ASSETS

   LEASES
$2.5 BILLION

- 53% INVESTMENT
  GRADE CREDITS

- 87% PUBLIC COMPANIES

- 9.4 YEAR AVERAGE TERM

- 120 CORPORATE CREDITS /
  179 FACILITIES

- MISSION-CRITICAL
  INVESTMENT FOCUS

----------
As of December 31, 2002.

                                        6
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[GRAPHIC]

DIVERSIFIED PRODUCT LINES                                 [iSTAR FINANCIAL LOGO]

Diversified product lines and investment strategy reflect ten years of intensive experience in a very focused, niche lending business.

                                                                                    AVERAGE
                                                                                   INVESTMENT           % OF           % OF
     PRODUCT LINE                             DESCRIPTION                        SIZE (MILLIONS)       ASSETS         REVENUE
------------------------      -----------------------------------------------    ---------------       ------         -------
LENDING:
Structured Finance            Institutional-quality single assets.                        $ 34.2        26.5%          21.7%

Corporate Finance             Secured and unsecured loans to leading                      $ 32.5        12.3%          13.5%
                              public and private companies.

Portfolio Finance             Cross-collateralized pools of real estate                   $ 39.7         7.1%           5.9%
                              assets.

Loan Acquisition              Opportunistic loan purchases.                               $ 58.7         9.5%           8.8%
                                                                                                       ======         =======
                                                               SUBTOTAL:                                55.4%          49.9%
LEASING:

Corporate Tenant Leasing      Mission-critical facilities net- leased to                  $ 21.7        44.6%          50.1%
                              creditworthy corporate customers.

                                        7
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[GRAPHIC]

OUR FRANCHISE                                             [iSTAR FINANCIAL LOGO]

 iStar Financial has become the largest dedicated provider of creative capital solutions to high-end U.S. corporate and real estate customers by:

- Consistently delivering value-added financial solutions with integrity and reliability to our customers for ten years.

- Developing brand recognition in our targeted markets through advertising, customer events, press coverage and industry conferences.

ROBERT SARVER - Managing      "WE LIKE TO WORK WITH ENTREPRENEURIAL LENDERS WHO
Partner, Southwest            UNDERSTAND OUR BUSINESS AND CAN MOVE QUICKLY.
Value Partners                iSTAR FINANCIAL PROVIDED A CREATIVE FINANCING
                              ALTERNATIVE THAT GAVE US TAX DEFERRED PROCEEDS
                              UP-FRONT AND THE OPPORTUNITY TO EARN SIGNIFICANT
                              UPSIDE AS RENTAL RATES INCREASED IN THE MARKET."

ROBERT LANDIN - Managing      "WE NEEDED TO MAKE SURE OUR LENDER WOULD STICK
Director, Olympus             WITH US AS THE CAPITAL STRUCTURE FOR OUR LEVERAGED
Real Estate Corporation       BUYOUT OF WALDEN RESIDENTIAL EVOLVED. iSTAR WAS
                              NOT ONLY FLEXIBLE, BUT DID ENOUGH WORK UP-FRONT TO
                              HELP US SOLVE MANY OF THE ISSUES THAT CAME UP
                              ALONG THE WAY. iSTAR REAFFIRMED THIS COMMITMENT IN
                              TWO SUBSEQUENT FINANCINGS WE'VE SINCE DONE WITH
                              THEM."

AL HOFFMAN - CEO,             "HAVING COMPLETED FIVE LARGE, HIGHLY STRUCTURED
WCI Communities               FINANCINGS WITH iSTAR FINANCIAL, WE HAVE BEEN VERY
                              IMPRESSED BY THEIR ABILITY TO QUICKLY UNDERSTAND
                              ALL THE MOVING PIECES OF OUR CORPORATE CREDIT AND
                              TO STRUCTURE CREATIVE LENDING SOLUTIONS WHICH MEET
                              OUR NEEDS."

RICHARD COOPER - Chairman,    "I DON'T KNOW ANYONE BETTER AT DEVELOPING
Amelia Island Company         'OUTSIDE-THE-BOX' SOLUTIONS TO REAL ESTATE
                              BORROWERS' NEEDS. IT'S A PLEASURE TO WORK WITH A
                              LENDER WHO THINKS ABOUT VALUE CREATION THE SAME
                              WAY WE DO."

                                        8
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[GRAPHIC]

HIGH-QUALITY CUSTOMERS                                    [iSTAR FINANCIAL LOGO]

[IBM(R) LOGO]
[NOKIA CONNECTING PEOPLE LOGO]
[LOGO]
[PEPSICO LOGO]
[FEDEX(R) LOGO]
[NORTHROP GRUMMAN LOGO]
[OLYMPUS REAL ESTATE CORPORATION LOGO]
[DAIMLER CHRYSLER LOGO]
[HP LOGO]
[THE MILLS(R) LOGO]
[HONEYWELL LOGO]
[ENTERGY(R) LOGO]
[WELLS FARGO LOGO]
[CHELSEA PROPERTY GROUP LOGO]
[VERIZON LOGO]
[LVMH MOET HENNESSY LOUIS VUITTON LOGO]
[WELCH'S(R) LOGO]
[UNILEVER LOGO]
[AIM CO LOGO]
[WELLPOINT LOGO]
[CRESENT LOGO]
[DRIVERS WANTED LOGO]
[LEND LEASE REAL ESTATE INVESTMENTS LOGO]
[DEPARTMENT OF VETERANS AFFAIRS LOGO]
[THE BLACKSTONE GROUP LOGO]
[CSC LOGO]
[LEXMARK(TM) PASSION FOR PRINTING IDEAS.(TM) LOGO]

                                        9
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[GRAPHIC]

HIGH-QUALITY COLLATERAL                                   [iSTAR FINANCIAL LOGO]

[PHOTO OF BUILDINGS]

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[GRAPHIC]

MANAGING GROWTH                                           [iSTAR FINANCIAL LOGO]

  Structured and originated $7.3 billion of financing transactions in ten-year history, with $3.1 billion of volume from repeat customers.

[CHART]

Cumulative Financing Transactions

($ MILLIONS)

12/31/95     12/31/96     12/31/97    12/31/98    12/31/99    12/31/00    12/31/01    12/31/02
 $768(1)      $933(1)       $1,210     $2,250      $3,267      $4,283      $5,517       $7,267

----------
(1) Includes third-party senior positions originated, placed and/or structured by SFI.

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[GRAPHIC]

OUR BUSINESS MODEL                                        [iSTAR FINANCIAL LOGO]

- LESS COMPETITION: Provide level of service, knowledge, creativity and flexibility unavailable from other lenders. Target premium pricing segment of market.
   - Avoid commodity businesses such as conduit lending, CMBS, RMBS.

- LESS LEVERAGE, HIGHER ROE: Higher ROA yields higher ROE with lower leverage.
   - Over $2 billion of tangible equity capital in place to support future expansion.

- LOWER OPERATING COSTS: Better operating efficiency creates lower beta business.

- NO TAXES: REIT structure provides attractive returns on equity at a fraction of the leverage of taxable finance companies.

- LESS INTEREST RATE EXPOSURE: Minimal exposure to changes in interest rates and mismatched maturities.
   - 100 basis point move in short-term rates has minimal impact on earnings.

- MORE MANAGEMENT EXPERTISE: Management team with leading talent/experience across all key success disciplines - principals, not processors.
   - Highly disciplined risk management minimizes losses and surprises.

- MORE ALIGNMENT WITH SHAREHOLDER INTERESTS: Employees and directors own approximately $160 million of the Company's common equity.

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[GRAPHIC]

DEEP SENIOR MANAGEMENT TEAM                               [iSTAR FINANCIAL LOGO]

Management's expertise includes extensive experience across all key disciplines necessary to execute our business plan.

[CHART]

----------
* Denotes member of Investment Committee.

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[GRAPHIC]

INVESTMENT / UNDERWRITING PROCESS                         [iSTAR FINANCIAL LOGO]

- Initial transactionXscreening and evaluation using proprietary Six Point Methodology(SM).
   - Transaction Source/Review
   - Collateral Quality
   - Equity Sponsor/Corporate Lessee
   - Structure/Control
   - Alternative Investment Test
   - Liquidity/Match Funding

- Intensive underwriting process provides for comprehensive review of potential investments from all key disciplines.
   - Investments
   - Credit
   - Risk Management
   - Legal
   - Capital Markets

- Multi-tiered approval process.
   - $0 - $30 Million: Management Investment Committee
   - $30- $50 Million: Board Investment Committee
   - Over $50 Million: Full Board of Directors

[GRAPHIC]

OUR FRANCHISE                                             [iSTAR FINANCIAL LOGO]

  Approximately 65% of our originations come from existing customers or other direct sources. The remaining 35% comes from select third-party intermediaries whom we have familiarized over the years with our unique brand of financial solutions.

[CHART]

                            2002 ORIGINATION SOURCES

Existing Customers       31%
Other Third Parties      35%
Direct - Other Lenders    9%
Direct - Customers       25%

[GRAPHIC]

ASSET QUALITY AND DIVERSIFICATION                         [iSTAR FINANCIAL LOGO]

  Asset base broadly diversified by year of origination, asset type, obligor, geography and property type.

             Loan and CTL Assets at December 31, 2002 ($5.6 billion)

[CHART]

Financing Structure

First Mortgages                                 37%
Second Mortgages                                 5%
Corporate / Partnership Loans / Other Assets    13%
Corporate Tenant Lease                          45%

[CHART]

Geographic Region

North Central             4%
Central                   8%
South                    12%
Southwest                 2%
West                     29%
Various                   1%
Northwest                 4%
Southeast                11%
Mid-Atlantic             11%
Northeast                18%

[CHART]

Collateral Type

Apartment / Residential                 5%
Conference Ctr. / Entertainment         7%
Retail                                  4%
Other                                   1%
Hotel - Lending                        12%
Hotel - Investment Grade CTL            5%
Mixed Use / Mixed Collateral            4%
Office - Lending                       20%
Office - CTL                           27%
Industrial / R&D                       15%

[GRAPHIC]

COMPREHENSIVE RISK MANAGEMENT                             [iSTAR FINANCIAL LOGO]

   iSTAR FINANCIAL HAS ONE OF THE LOWEST LOSS RATIOS IN THE FINANCE INDUSTRY.

- 50+ person risk management team with in-house expertise in asset management, corporate credit, loan servicing, project management and engineering.

- Proactive strategy centered around information sharing, frequent customer contact and "early warning" system.

- Compilation and analysis of asset information is distributed on-line to all iStar Financial professionals on a continuous, real-time basis.

- Comprehensive risk rating process that enables us to evaluate, monitor and pro-actively manage asset-specific credit issues and identify credit trends on a portfolio-wide basis.

[CHART]

                WEIGHTED AVERAGE STRUCTURED FINANCE RISK RATINGS
                         (1=LOWEST RISK; 5=HIGHEST RISK)

12/31/98    3/31/99      6/30/99      9/30/99      12/31/99     3/31/00     6/30/00     9/30/00   12/31/00
  2.71       2.64          2.62        2.63          2.54         2.55        2.55       2.59       2.50

3/31/01     6/30/01      9/30/01     12/31/01      3/31/02      6/30/02     9/30/02    12/31/02
 2.53        2.68          2.82        2.75          2.77         2.74        2.81        2.75

[GRAPHIC]

MINIMAL NON-ACCRUAL LOANS                                 [iSTAR FINANCIAL LOGO]

[CHART]

1998
      Q1            -
      Q2            -
      Q3            -
      Q4            -
1999
      Q1            -
      Q2            -
      Q3            -
      Q4            -
2000
      Q1          0.1%
      Q2          0.9%
      Q3          0.9%
      Q4          0.1%
2001
      Q1          0.1%
      Q2          0.2%
      Q3          0.2%
      Q4          0.1%
2002
      Q1          0.1%
      Q2          0.1%
      Q3          0.1%
      Q4          0.2%

[GRAPHIC]

LEASE EXPIRATION PROFILE                                  [iSTAR FINANCIAL LOGO]

    At December 31, 2002, the weighted average remaining lease term of iStar Financial's corporate tenant leasing portfolio was 9.4 years and the portfolio was 96% leased.

[CHART]

                            Lease Expiration Profile
                             (at December 31, 2002)

2003                            2.1%
2004                            3.7%
2005                            3.0%
2006                            5.4%
2007                            3.8%
2008                            2.1%
2009 and thereafter            29.3%

[GRAPHIC]

DEEP, BROAD CAPITAL RESOURCES                             [iSTAR FINANCIAL LOGO]

                            SECURED CREDIT FACILITIES

- State-of-the-art, committed revolvers from RBS, Deutsche Bank, Lehman Brothers and Goldman Sachs.

- $2.4 billion (capacity) in place.

- $1.3 billion outstanding.

- Primary source of working capital.

                           UNSECURED CREDIT FACILITIES

- Leading commercial banks, including Bank of America, CIBC, Deutsche Bank, Fleet and UBS.

- $300 million (capacity).

- $0 outstanding.

                            MATCH FUNDING FACILITIES

- iStar Asset Receivables (STARs(SM)).
   - Recent upgrades strengthen funding capabilities and lower costs.

- Term lending relationships with a dozen commercial banks and insurance companies.

                            UNSECURED CORPORATE BONDS

- Ba1 (+) / BB+ (+) / BBB- senior unsecured credit ratings.
   - Positive credit momentum should lead to additional investment grade ratings within 12 months.

- $625 million outstanding.

----------
As of December 31, 2002.

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[GRAPHIC]

CONSERVATIVE FINANCIAL POLICIES                           [iSTAR FINANCIAL LOGO]

- SFI's leverage policies provide for a maximum 2.0x book debt/equity ratio.
   - Ability to match-fund in long-term, secured debt markets if credit facilities, corporate debt or equity is unavailable.
   - No losses to creditors in a high severity stress test.
   - 15 - 20% sustainable ROE target.

- Maintain large equity base.
   - $2.0 billion tangible book equity.

- Maintain diversified sources of investment capital.

- Match-funding discipline: maturities and interest rates.
   - 100 basis point change in short term rates has minimal impact on adjusted earnings.

- Comprehensive reserve policies.
   - Loans: Loss reserves and asset-specific cash reserves total $192 million (622 basis points of book assets) at December 31, 2002.
   - CTLs: Cash deposits, letters of credit, allowances for doubtful accounts and accumulated depreciation total $225 million (906 basis points of book assets) at December 31, 2002.

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[GRAPHIC]

RECENT FINANCIAL HIGHLIGHTS                               [iSTAR FINANCIAL LOGO]

- Announced fourth quarter 2002 adjusted earnings of $74.3 million on a diluted basis, compared to $65.0 million for fourth quarter 2001.

- Adjusted earnings for the year ended December 31, 2002 were $281.7 million(1), compared to $255.1 million for 2001.

- During the fourth quarter, the Company closed 15 new financing commitments for a total of $469.1 million.

- In 2002, the Company reached record levels for gross originations and net asset growth of $1.8 billion and $1.2 billion, respectively.

- Company now has a total market capitalization of $6.6 billion.

- On November 14, 2002, the Company issued 8.0 million shares of common stock, raising $202.9 million in net proceeds. The proceeds were used to repay secured indebtedness.

- Subsequent to year end, the Company extended the final maturity of one of its $700 million secured credit facilities to January 2007 from January 2005.

----------
(1) Excludes $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under the Company's long-term incentive plan.

[GRAPHIC]

RELIABLE CASH FLOW PERFORMANCE                            [iSTAR FINANCIAL LOGO]

[CHART]

                                    EBITDA(1)

($ IN MILLIONS)

1998(2)         $ 148.6
1999            $ 234.9
2000            $ 423.4
2001            $ 436.2
2002(3)         $ 471.4

----------
(1) EBITDA is calculated as total revenue plus equity in earnings from joint ventures and unconsolidated subsidiaries minus the sum of general and administrative expenses, general and administrative - stock-based compensation expense, provision for loan losses, operating costs - corporate tenant lease assets and, prior to November 4, 1999, advisory fees. EBITDA should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our performance, or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is EBITDA indicative of funds available to fund our cash needs or available for distributions to shareholders.
(2) Annualized - Company went public March 18, 1998.
(3) Excludes $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under the Company's long-term incentive plan.

[GRAPHIC]

ATTRACTIVE RETURNS ON INVESTED CAPITAL                    [iSTAR FINANCIAL LOGO]

[CHART]

            1998(1)     1999        2000        2001       2002(2)
ROAA         6.0%        6.4%        6.7%        7.1%       6.4%
ROAE        12.4%       14.7%       15.8%       17.7%      18.4%

----------
(1) Annualized - Company went public March 18, 1998.
(2) Excludes a $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under the Company's long-term incentive plan.

[GRAPHIC]

STRONG CREDIT STATISTICS                                  [iSTAR FINANCIAL LOGO]

[CHART]

                        1998(1)   1999    2000    2001     2002(2)
EBITDA/Interest           2.6      2.6     2.4     2.6      2.5
EBITDA/Fixed Charges(3)   2.5      2.0     2.0     2.1      2.1

----------
(1) Because second quarter 1998 was our first full quarter as a public company, the credit statistics for 1998 represent second through fourth quarter 1998 results annualized.
(2) Excludes a $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under our long-term incentive plan.
(3) Fixed charges is defined as the sum of interest expense and preferred stock dividends.

[GRAPHIC]

PRO FORMA CAPITALIZATION                                  [iSTAR FINANCIAL LOGO]

                                                                       AS OF
                                                                 DECEMBER 31, 2002
                                                              PRO FORMA FOR OFFERING
                                                              ----------------------
                                                                  ($ IN THOUSANDS)
LONG-TERM DEBT, INCLUDING CURRENT MATURITIES:

  UNSECURED SENIOR NOTES, LESS DISCOUNT                             $    623,080

  UNSECURED REVOLVING CREDIT FACILITIES                                        -

  SECURED REVOLVING CREDIT FACILITIES                                  1,275,773

  SECURED TERM LOANS, LESS DISCOUNT                                      682,615

  iSTAR ASSET RECEIVABLES SECURED NOTES, LESS DISCOUNT                   871,943

  OTHER DEBT OBLIGATIONS                                                  15,961
                                                                    ------------
    TOTAL LONG-TERM DEBT                                            $  3,469,372

SHAREHOLDERS' EQUITY                                                   2,025,300
                                                                    ------------
TOTAL CAPITALIZATION                                                $  5,494,672
                                                                    ============

[GRAPHIC]

ATTRACTIVE CREDIT STATISTICS                              [iSTAR FINANCIAL LOGO]

                                                              DECEMBER 31, 2002
                                                                  PRO FORMA
                                                              -----------------
EBITDA / GAAP INTEREST EXPENSE                                    2.5x

EBITDA / FIXED CHARGES                                            2.1x

TOTAL DEBT / TOTAL SHAREHOLDERS' EQUITY                           1.7x

UNENCUMBERED ASSETS / UNSECURED DEBT                             2.11x

[GRAPHIC]

SIGNIFICANT RATINGS UPSIDE POTENTIAL                      [iSTAR FINANCIAL LOGO]

       iStar Financial outscores the A-rated finance company peer group on both risk and profitability metrics.

                                                            iSTAR            Peer Group
                                                          FINANCIAL          Median(1)
                                                         ------------       -----------
SENIOR UNSECURED CREDIT RATING                           BBB- / BB+(+)      BBB+ / A- /
                                                              / BA1(+)               A3

TANGIBLE BOOK EQUITY ($ IN MILLIONS)                           $ 2,025            $ 854

TOTAL LIABILITIES / TANGIBLE EQUITY                                1.8x             7.5x

EBIDA / INTEREST                                                   2.5x             1.5x

ROAA                                                               6.4%(2)          3.7%

G&A / REVENUE                                                      6.4%(2)         18.4%

RATING AGENCY RISK-BASED CAPITAL ADEQUACY SCORE                   2.09             1.08

----------
(1) Peer Group includes CIT Group, Financial Federal Corp., GATX Financial, Textron Financial and Transamerica Finance Corp. Ba lance sheet data as of latest available quarter. Income statement data as of latest available trailing twelve months.

(2) Excludes a $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under our long-term incentive plan.

[GRAPHIC]

CORPORATE HIGHLIGHTS                                      [iSTAR FINANCIAL LOGO]

- Largest independent finance company in attractive $100 - $150 billion market niche.

- Consistent, ten-year track record of superior results.

- Non-commodity focus and tax-advantaged structure create attractive returns with significantly lower leverage.

- Large tangible equity capital base and match funding discipline.

- Intensive risk management and employee ownership lead to best loss performance in finance industry.

- Ratings upside potential with non-call life structure.

[GRAPHIC]

                                                          [iSTAR FINANCIAL LOGO]

                                    APPENDIX

[GRAPHIC]

CASE STUDY: PORTFOLIO FINANCE                             [iSTAR FINANCIAL LOGO]

San Diego Office Portfolio

[PHOTO OF BUILDING]

- Collateral: Cross collateralized portfolio of downtown office buildings totaling 1.1 million sf.

- Equity Sponsor: Southwest Value Partners, a leading private real estate investment firm.

- Investment Structure: 1st and 2nd mortgages.

- Credit Statistics:
   - LTV: 0%-68%.
   - DSCR: 2.40x.

- Match Funding Vehicle: STARs(SM).

[GRAPHIC]

CASE STUDY: STRUCTURED FINANCE                            [iSTAR FINANCIAL LOGO]

Meridian Corporate Center

[PHOTO OF BUILDING]

- Collateral: 1,794,941 sf, 11-building office / mixed use corporate campus on 206 acres located in Charlotte, NC.

- Equity Sponsor: Blackacre Capital Management, the real estate investment arm of Cerberus Capital.

- Investment Structure: 1st mortgage.

- Credit Statistics:
   - LTV: 0% - 78%.
   - DSCR: 1.92x.

- Match Funding Vehicle: STARs(SM) (2003).

[GRAPHIC]

CASE STUDY: CORPORATE FINANCE                             [iSTAR FINANCIAL LOGO]

140 Apartment Communities

[PHOTO OF BUILDING]

- Collateral: Diversified portfolio of 140 apartment communities located primarily in 10 major U.S. markets.

- Equity Sponsor: Olympus Real Estate, a large institutional private equity firm.
   - $400 million equity investment junior to iStar

- Investment Structure: Subordinate capital

- Credit Statistics:
   - LTV: 62% -83%.
   - DSCR: 1.37x.

- Match Funding Vehicle: Syndicated term loan.

[GRAPHIC]

CASE STUDY: CORPORATE TENANT LEASING                      [iSTAR FINANCIAL LOGO]

Northrop Grumman IT Headquarters

[PHOTO OF BUILDING]

- Collateral: 574,558 square foot newly-constructed Class A+ office building with structured parking located in McLean, VA.

- Corporate Sponsor: Northrop Grumman Corporation (NYSE: NOC).

- Credit Rating: Baa3 / BBB-.

- Investment Structure: Credit tenant lease guaranteed by Northrop.

- Match Funding Vehicle: STARs(SM) (2003).

[GRAPHIC]

ADJUSTED EARNINGS                                         [iSTAR FINANCIAL LOGO]

     Adjusted earnings represents net income computed in accordance with GAAP, before gain (loss) from discontinued operations, extraordinary items and cumulative effect of change in accounting principle, plus depreciation and amortization, less preferred stock dividends. See "Management's Discussion and Analysis of Financial Condition and Results of Operations" in our Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

     We believe that to facilitate a clear understanding of the historical operating results of our company, adjusted earnings should be examined in conjunction with net income as shown in the "Consolidated Statements of Operations" in our Annual Report on Form 10-K dated December 31, 2001. Adjusted earnings should not be considered as an alternative to net income (determined in accordance with GAAP) as an indicator of our performance, or to cash flows from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available to fund our cash needs or available for distribution to our shareholders. We believe that adjusted earnings more closely approximates operating cash flow and is a useful measure for investors to consider, in conjunction with net income and other GAAP measures, in evaluating our financial performance. This is primarily because we are a commercial finance company that focuses on real estate lending and corporate tenant leasing; therefore, our net income (determined in accordance with GAAP) reflects significant non-cash depreciation expense on corporate tenant lease assets. It should be noted that our manner of calculating adjusted earnings may differ from the calculation of similarly-titled measures by other companies.


                                                                                         YEARS ENDED
RECONCILIATION OF ADJUSTED EARNINGS TO GAAP NET INCOME:                                  DECEMBER 31,
                                                               ----------------------------------------------------------------
                                                                 2002            2001         2000         1999        1998(1)
                                                               ---------       ---------    ---------    ---------    ---------
                                                                                       (IN THOUSANDS)
Net income                                                     $ 230,220(3)    $ 229,912    $ 217,586    $  38,886    $  85,033
  Add: Joint venture income                                          991             965          937        1,603            0
  Add: Depreciation                                               48,041          35,642       34,514       11,016        5,496
  Add: Joint venture depreciation and amortization                 4,433           4,044        3,662          365            0
  Add: Amortization of deferred financing costs                   23,460          20,720       13,140        6,121        4,317
  Less: Preferred dividends                                      (36,908)        (36,908)     (36,908)     (23,843)      (1,259)
  Less: Gain from discontinued operations                           (717)         (1,145)      (2,948)           0            0
  Add: Extraordinary loss early extinguishment of debt            12,166           1,620          705            0            0
  Add: Cumulative effect of change in accounting principle             0             282            0            0            0
  Less: Net income allocable to class B shares                         0               0            0         (826)           0
  Add: Cost incurred in acquiring former external advisor(2)           0               0            0       94,476            0
                                                               ---------       ---------    ---------    ---------    ---------
Adjusted diluted earnings allocable to common shareholders     $ 281,686(3)    $ 255,132    $ 230,688    $ 127,798    $  93,588
                                                               =========       =========    =========    =========    =========

----------
(1) Because second quarter was our first full quarter as a public company, the results for 1998 represent second through fourth quarter annualized.
(2) This amount represents a non-recurring, non-cash charge of approximately $94.5 million relating to the acquisition of our former external advisor on November 4, 1999.
(3) Excludes a $15.0 million non-cash charge related to performance-based vesting of restricted shares granted under the Company's long-term incentive plan.